2012
Annual Shareholders' Meeting







Community Trust® Bancorp, Inc.

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2011 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise



Russell
Ashland
Huntington
Hamlin
Fort Gay
Summersville
Georgetown
Flemingsburg
Frankfort
Mount Sterling
Versailles
Lexington
Winchester
Harrodsburg
Paintsville
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Greensburg
Campbellsville
Hazard
Knott
Somerset
London
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia

Our Banking Franchise

Central Region

Loans - $553 million

Deposits - $560 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $837 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $328 million

Deposits - $548 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $486 million

Deposits - $635 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.5 billion

Revenues - $9.9 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial info as of 12/31/11

Columbia Branch



Community
Trust Bank

New location scheduled for completion in the 4th Quarter 2012

Market Analysis

- Competitive Position
  - Largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
  - 13 of our 20 markets are in the top 3 in deposit market share in their respective markets
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

Operational Priorities

- **Continuing focus on improving asset quality**
- **Liquidation of other real estate owned**
- **Increase noninterest income**
  - **Wealth management**
  - **Brokerage**
- **Maintain net interest margin**
- **Expense control**
- **Build core earnings capacity**

2011 Performance

2011 Performance Summary

	Budget	Results
Earnings	$39.1 million	$38.8 million
EPS	$2.56 per share	$2.54 per share
ROAA	1.16%	1.11%
ROAE	11.11%	10.91%
Assets	$3.4 billion	$3.6 billion
Loans	$2.7 billion	$2.6 billion
Deposits	$2.9 billion	$3.1 billion
Shareholders' equity	$361 million	$367 million

Shareholder Value

Dividends Per Share



$1.10
$1.17
$1.20
$1.21
$1.23
$1.24
3.2%
2007
2008
2009
2010
2011
2012*

- 2011 cash dividends increased 1.7%
- 3.2% compound growth rate for past five years
- December 31, 2011 cash dividend yield was 4.21%
- Cash dividend increased to $0.31 per share effective October 1, 2011

**2012 is projected DPS*

Shareholders' Equity



(in millions)
$301.4
$308.2
$321.5
$338.6
$366.9
5.4%
2007
2008
2009
2010
2011

- Shareholders' equity has increased 21.7% during the past five years
- 5.4% compound growth rate for the past five years
- 2012 goal for shareholders' equity - $380 to $400 million

Book Value Per Share



$20.03
$20.44
$21.15
$22.08
$23.78
2007
2008
2009
2010
2011

Tangible Common Equity/Tangible Assets



8.27%
8.37%
8.47%
8.26%
8.52%
2007
2008
2009
2010
2011

Total Market Capitalization


(in millions)
$414.2
$554.1
$371.7
$444.1
$454.0
$497.9
2007
2008
2009
2010
2011
2012

Price to Tangible Book Value

	2007	2008	2009	2010	2011	2012
CTBI	1.77x	2.29x	1.45x	1.63x	1.51x	1.61x
Peer	1.85x	1.91x	1.03x	1.29x	1.19x	1.31x

All data is as of year-end except 2012 which is as of March 31, 2012.

Peer data obtained from SNL Financial; group consists of 14 publicly traded regional bank holding companies with an average asset size of $3.1 billion.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2006
2007
2008
2009
2010
2011
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2006 would have outperformed the NASDAQ Bank Stocks Index but not the NASDAQ Composite at December 31, 2011.**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2011



6.33%
-4.19%
-2.84%
15.64%
-2.68%
0.15%
8.99%
5.64%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 31 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 3.2%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 99 institutional investors (including CTIC – 10.3%) hold 7.1 million shares (45.8%)
  - 179 mutual funds hold 3.1 million shares (19.9%)

Analyst Comments

- "In spite of the Neutral recommendation, these shares may still be an appropriate holding for income oriented investors. The stock offers an above average yield which Hilliard Lyons believes to be secure."

  -- Hilliard Lyons, April 2012

  Rating: Neutral

- "*March Madness, CTBI Beats Street Like 'Cats Beat Jayhawks.*"

  --Keefe, Bruyette & Woods, April 2012

  Rating: Market Perform

- "Community Trust continues to do a good job of maneuvering through a difficult operating environment and producing core results that are in-line or better than our expectations."

  --Raymond James, April 2012

  Rating: Market Perform

- "…we believe investors will continue to recognize CTBI's attractive dividend yield, consistently impressive profitability, a quality mgmt team with a proven ability to manage through the credit downturn, a strong and increasing capital position, and the opportunity to participate in accretive M&A transactions over time. "

  --Sandler O'Neill & Partners, April 2012

  Rating: Buy

2011 Earnings Review

Earnings Per Share



$2.42
$1.54
$1.66
$2.17
$2.54
2007
2008
2009
2010
2011

- EPS increased 17.1%
- 2012 EPS goal - $2.55 to $2.71 per share

Return on Average Assets



1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
2007
2008
2009
2010
2011
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2011 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Income


(in millions)
$36.6
$23.1
$25.1
$33.0
$38.8
2007
2008
2009
2010
2011

- 2012 goal for net income - $39.5 to $42.0 million

Revenues


(in millions)
$142.6
$125.4
$146.9
$160.2
$175.3
2007
2008
2009
2010
2011

- 2011 revenues increased 9.4%
- Interest income lost from nonperforming loans and OREO - $4.5 million
- 2012 goal for revenues - $176 to $186 million

Noninterest Income

as a % of Total Revenue



(in millions)
$36.6
$21.8
$41.4
$40.9
$43.8
32%
24%
16%
8%
0%
2007
2008
2009
2010
2011
Noninterest Income
% of Total Revenue

- 2011 noninterest income
  - Increases in gains on sales of loans, deposit service charges, trust revenue, and securities gains
  - Decreased loan related fees
- 2012 goal for noninterest revenue - 20% to 25% of total revenue

Net Interest Revenue



(in millions)
$106.0
$103.6
$105.5
$119.3
$131.5
2007
2008
2009
2010
2011

- 2011 increase in net interest revenue 10.2%
  - Net interest margin improved 6 basis points year over year
  - Average earning assets increased $259.7 million

Net Interest Margin



3.90%
3.78%
3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.82%
2007
2008
2009
2010
2011
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/11 – (4.85)%

- % of assets repricing
  - Within 30 days 38.90%
- % of liabilities repricing
  - Within 30 days 18.23%
  - Within 90 days 27.68%
  - Within 180 days 40.67%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2011 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$46.4
$60.8
$52.4
$55.1
$62.6
2.30%
2.10%
1.90%
1.70%
1.50%
2007
2008
2009
2010
2011
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$83.1
$82.5
$93.8
$96.1
$106.4
75%
70%
65%
60%
55%
50%
2007
2008
2009
2010
2011
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2011 for bank holding companies with consolidated assets of $3 billion to $10 billion.

2011 Balance Sheet Review

Total Assets



(in billions)
$2.90
$2.95
$3.09
$3.36
$3.59
2007
2008
2009
2010
2011

- Total assets have increased 7.0% from 12/31/2010
  - Loans declined $48.6 million or 1.9%
  - Investment portfolio growth $188.7 million or 55.5%
  - Deposit growth $201.1 million or 6.9%
- 2012 goal for total assets - $3.65 to $3.85 billion

Total Loans



(in billions)
$2.23
$2.35
$2.44
$2.61
$2.56
2007
2008
2009
2010
2011

- 2012 goal for total loans - $2.6 to $2.8 billion

Loan Portfolio Mix

December 31, 2011



Consumer 18%
Comm R/E 36%
R/E Mortgage 31%
Comm Other 15%

Net Charge-offs

as a % of Average Loans



1.61%
1.46%
0.93%
0.70%
0.66%
0.58%
0.58%
0.38%
0.27%
0.24%
2007
2008
2009
2010
2011
CTBI
Peer



Consumer
20%
Residential
13%
Commercial
67%

December 31, 2011

Nonperforming Loans

as a % of Total Loans



4.22%
4.01%
3.37%
2.41%
2.22%
2.38%
1.70%
1.43%
1.09%
1.46%
2007
2008
2009
2010
2011
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2011 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets

as a % of Total Assets



1.38%
2.13%
2.56%
3.13%
2.61%
2007
2008
2009
2010
2011

- $57.0 million in other real estate owned

Loan Loss Reserve

as a % of Net Loans



1.26%
1.20%
1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
1.98%
2007
2008
2009
2010
2011
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2011 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Deposits
including Repurchase Agreements

(in billions)


$2.45
$2.49
$2.64
$2.89
$3.10
2007
2008
2009
2010
2011

- 2012 goal for total deposits including repurchase agreements - $3.1 to $3.3 billion

Total Deposits
including Repurchase Agreements

December 31, 2011


Repurchase Agreements 7%
Noninterest Bearing 19%
NOW 1%
MMDA 18%
Savings 8%
CDs >$100K 21%
CDs <$100K 21%
Other Time 5%

1st Quarter 2012 Review

Earnings Per Share



$0.61
$0.59
$0.70
$0.64
$0.77
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Net Income



(in millions)
$9.3
$9.0
$10.7
$9.9
$11.9
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Net Income

- **Net interest income**
  - **Increased $0.4 million year over year**
  - **Increased $0.1 million quarter over quarter**

- **Provision for loan losses**
  - **Decreased $3.2 million year over year**
  - **Decreased $1.9 million quarter over quarter**

- **Noninterest income**
  - **Increased $0.4 million year over year**
  - **Decreased $0.4 million quarter over quarter**

- **Noninterest expense**
  - **Decreased $0.8 million year over year**
  - **Decreased $1.1 million quarter over quarter**

Noninterest Income


(in millions)
$10.7
$10.6
$10.9
$11.6
$11.2
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Q-O-Q

- Increased gains on sales of loans
- Variance in fair value adjustments to mortgage servicing rights
- Decreased deposit service charges

Y-O-Y

- Increased gains on sales of loans
- Variance in fair value adjustments to mortgage servicing rights

Noninterest Expense



(in millions)
$26.5
$27.1
$25.8
$26.9
$25.8
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Q-O-Q

- $3.3 million decrease in other real estate owned expense
- Increased personnel costs

Y-O-Y

- Decreases in FDIC insurance premiums, legal and professional fees, and repossession expense
- $0.5 million loss in investments in limited partnerships that were offset by tax credits in March 2011

Total Loans



(in billions)
$2.59
$2.58
$2.57
$2.56
$2.54
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

- Loan portfolio decreased at an annualized rate of 2.3% during the quarter
  - Commercial loans increased $7.5 million
  - Residential loans decreased $4.1 million
  - Consumer loans decreased $17.8 million
- Loan decrease from prior year 1.7%

Total Deposits

including Repurchase Agreements


(in billions)
$2.99
$2.99
$3.04
$3.10
$3.17
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

- Deposits, including repurchase agreements, increased an annualized 10.0% from prior quarter and 6.2% from prior year first quarter

Nonperforming Loans

as a % of Total Loans



2.22%
2.31%
1.46%
1.46%
1.36%
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Nonperforming Assets

as a % of Total Assets



3.04%
3.05%
2.70%
2.63%
2.55%
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Net Charge-offs

as a % of average loans


0.63%
0.52%
0.41%
0.75%
0.18%
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

Efficiency Ratio


60.78%
61.91%
58.10%
60.15%
57.70%
Mar '11
Jun '11
Sept '11
Dec '11
Mar '12

2012 Key Strategic Initiatives

CTBI: 2012 Outlook

Net Income	$39.5 - $42 million
Earnings Per Share	$2.55 -$2.71 per share
ROAA	1.08% - 1.15%
ROAE	10.50% - 11.00%
Assets	$3.65 -$3.85 billion
Loans	$2.6 - $2.8 billion
Deposits	$3.1 – $3.3 billion
Shareholders' Equity	$380 - $400 million

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De novo branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.



Community Trust Bancorp, Inc.®

